SAXON SECURITIES ASSET TRUST 1997-3
                     MORTGAGE LOAN ASSET BACKED CERTIFICATES


                                  SERIES 1997-3





                                 TRUST AGREEMENT

                          dated as of November 1, 1997,

                                      among

                         SAXON ASSET SECURITIES COMPANY,
                                  as Depositor

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Master
      Servicer, Custodian, Certificate Registrar and Paying Agent

                                       and

                                 CITIBANK, N.A.,
                                   as Trustee






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                                TABLE OF CONTENTS
                                                                                                               Page
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ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01.  Standard Terms; Section References..............................................................1
   Section 1.02.  Defined Terms...................................................................................3
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS......................................................18
   Section 2.01.  Conveyance of Mortgage Loans...................................................................18
ARTICLE III REMITTING TO CERTIFICATEHOLDERS......................................................................18
   Section 3.01.  Subaccount Distributions.......................................................................18
   Section 3.02.  Certificate Distributions......................................................................19
   Section 3.03.  Reports to the Depositor.......................................................................24
   Section 3.04.  Reports by Master Servicer.....................................................................24
ARTICLE IV THE CERTIFICATES......................................................................................25
   Section 4.01.  The Certificates...............................................................................25
   Section 4.02.  Denominations..................................................................................26
   Section 4.03.  Interest Fund..................................................................................26
ARTICLE V MISCELLANEOUS PROVISIONS...............................................................................26
   Section 5.01.  Request for Opinions...........................................................................26
   Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law....................................26
   Section 5.03.  REMIC Administration...........................................................................26
   Section 5.04.  Master Servicer; Month-End Interest............................................................28
   Section 5.05.  Trustee; Advances..............................................................................28
   Section 5.06.  Optional Termination...........................................................................28

Schedule I:    The Mortgage Loans:           A.     Group I Mortgage Loans
                                             B.     Group II Mortgage Loans
                                                    i.     Subgroup A
                                                    ii.    Subgroup B
Schedule II:   Sales Agreement and Servicing Agreements
Schedule III:  Mortgage Loans for which first payment to the Trust will be after November 1, 1997
Exhibit AF:    1:      Form of Class AF-1 Certificate
               2:      Form of Class AF-2 Certificate
               3:      Form of Class AF-3 Certificate
               4:      Form of Class AF-4 Certificate
               5:      Form of Class AF-5 Certificate
               6:      Form of Class AF-6 Certificate
Exhibit MF:    1:      Form of Class MF-1 Certificate
               2:      Form of Class MF-2 Certificate
Exhibit BF:            Form of Class BF Certificate
Exhibit AV     1:      Form of Class AV-1 Certificate
Exhibit AV     2:      Form of Class AV-2 Certificate
Exhibit MV:    1:      Form of Class MV-1 Certificate
               2:      Form of Class MV-2 Certificate
Exhibit BV:            Form of Class BV Certificate
Exhibit C:             Form of Class C Certificate
Exhibit R:             Form of Class R Certificate
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                                 TRUST AGREEMENT

        THIS TRUST AGREEMENT dated as of November 1, 1997 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"),
TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Master Servicer, Custodian, Paying Agent and Certificate Registrar (in such capacities, the "Master Servicer", the "Custodian", "Certificate Registrar" and the "Paying Agent"), and CITIBANK, N.A., a national banking association, as Trustee (in that capacity, the "Trustee"), under this Agreement and the Standard
Terms to Trust Agreement (January 1997 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this
Agreement with the Standard Terms so incorporated, the "Trust Agreement").



                              PRELIMINARY STATEMENT

        The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $600,308,000 to be known as the Saxon Securities Asset Trust 1997-3, Mortgage
Loan Asset Backed Certificates, Series 1997-3 (the "Certificates"). The
Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2,
Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class
BF, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV, Class C and Class
R Certificates.

        In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master
Servicer, the Custodian, the Certificate Registrar and the Paying Agent and the Trustee agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01.  Standard Terms; Section References.

        (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer, the Custodian, the Certificate Registrar, the Paying Agent and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, the Custodian, the Certificate
Registrar, the Paying Agent and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections 1.01, 1.02 and 5.07 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

        (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

        (c) The definition of "Qualified Substitute Mortgage Loan" is amended to read as follows:

               "Qualified Substitute Mortgage Loan": A mortgage loan substituted by Saxon or a Seller for a Deleted Mortgage Loan that, on the date of such substitution: (i) has an Unpaid Principal Balance not greater than the Unpaid Principal Balance of the Deleted Mortgage Loan, (ii) has a
         Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage
         Loan, (iii) has a Net Rate not less than the Net Rate of the Deleted
         Mortgage Loan, (iv) has a remaining term to maturity not later than one year prior to the "latest possible maturity date" specified in the Trust Agreement, (v) has a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date (in each case, using the fair market value at origination and after taking into account the Monthly Payment due on such date), and (vi) complies with each applicable representation, warranty, and covenant pertaining to an individual Mortgage Loan set forth in the Trust Agreement and, if a Seller is effecting the substitution, complies with each applicable representation, warranty, or covenant pertaining to an individual
         Mortgage Loan set forth in the related Sales Agreement or Subsequent
         Sales Agreement; provided, however, that no ARM Loan may be substituted for a Deleted Mortgage Loan unless such Deleted Mortgage Loan is also an ARM Loan and, in addition to meeting the conditions set forth above, the ARM Loan to be substituted, on the date of the substitution: (a) provides for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Loan, (b) has a Gross Margin that is not less than the Gross Margin of the Deleted Mortgage Loan, (c) has a Periodic
         Rate Cap not less than the Periodic Rate Cap on the Deleted Mortgage
         Loan, (d) has a next interest adjustment date that is the same as the next interest adjustment date for the Deleted Mortgage Loan or occurs not more than two months prior to or two months later than the next interest adjustment date for the Deleted Mortgage Loan, (e) does not have a permitted increase or decrease in the Monthly Payment less than the permitted increase or decrease applicable to the Deleted Mortgage
         Loan, (f) was underwritten on the basis of credit underwriting standards at least as strict as the credit underwriting standards used with respect to the Deleted Mortgage Loan and (g) is not convertible to a fixed Mortgage Interest Rate unless the Deleted Mortgage Loan is so convertible. If more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, the amount described in clause (i) of the preceding sentence shall be determined on the basis of aggregate Unpaid
         Principal Balances, the rates described in clauses (ii) and (iii) of the preceding sentence and clause (a) of the proviso to the preceding sentence shall be determined on the basis of weighted average Mortgage
         Interest Rates and Net Rates, as the case may be, the Gross Margins described in clause (b) of the proviso to the preceding sentence shall be determined on the basis of weighted average Gross Margins, and the interest adjustment dates described in clause (d) of the proviso to the preceding sentence shall be determined on the basis of weighted average interest adjustment dates. In the case of a Trust for which a REMIC election has been or will be made, a Qualified Substitute Mortgage Loan also shall satisfy the following criteria as of the date of its substitution for a Deleted Mortgage Loan: (A) the Borrower shall not be 59 or more days delinquent in payment on the Qualified Substitute
         Mortgage Loan, (B) the Trustee Mortgage Loan File for such Mortgage
         Loan shall not contain any material deficiencies in documentation and shall include an executed Mortgage Note and a recorded Security
         Instrument; (C) the Loan to Value Ratio of such Mortgage Loan must be
         125% or less on the date of origination of such Mortgage Loan or, if any of the terms of such Mortgage Loan were modified other than in connection with a default or imminent default on such Mortgage Loan, on the date of such modification; (D) no property securing such Mortgage
         Loan may be subject to foreclosure, bankruptcy, or insolvency proceedings; (E) such Mortgage Loan must be secured by a valid lien on the related Mortgaged Premises; and (F) shall otherwise constitute an eligible asset for a REMIC under the REMIC Provisions.

        (d) Paragraph (e) of the definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to read as follows:

         "(e) in the case of a Mortgage Loan that is not identified in the Mortgage Loan Schedule as a Junior Mortgage Loan of the type described below, an original Title Insurance Policy, Certificate of Title
         Insurance or a written commitment to issue a Title Insurance Policy or Certificate of Title Insurance or a copy of a Title Insurance Policy or Certificate of Title Insurance certified as true and correct by the applicable Insurer and, in the case of a Mortgage Loan identified as a Junior Mortgage Loan with a principal balance of $50,000 or less, a representation of the Seller in the Sales Agreement that (i) the related senior mortgage loan is held by an institutional lender such as a bank, other financial institution or mortgage company and (ii) the Seller has determined based on a review of a property profile or title report acceptable to such Seller that the Borrower has valid title to the Mortgaged Premises;"

         (e) Section 3.04(a)(iii) of the Standard Terms is amended by adding the following sentence at the end thereof:

         "Such other action shall first be submitted in writing to SMI and subsequently approved by SMI."

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         (f) Section 3.08(a) of the Standard Terms is amended by adding the following sentence after the first sentence thereof:

         "The Master Servicer shall use all reasonable efforts to obtain no more frequently than monthly from the Servicer and to furnish to SMI a statement itemizing the Servicer's marketing and liquidation efforts and an accounting of the proceeds and expenses associated with the liquidation of the REO Property."

         (g) The fifth sentence of Section 3.10 of the Standard Terms is deleted and the following sentence is inserted in place thereof:

         "The Master Servicer, with approval from SMI, may waive compliance by the Servicer with certain provisions of the Servicing Agreement".

         (h) The sixth sentence of Section 3.10 of the Standard Terms is deleted and the following two sentences are added in place thereof:

         "The Master Servicer shall then promptly instruct the Servicer or otherwise respond to any request of the Servicer. The Master Servicer shall immediately forward to SMI for approval all requests regarding forebearance or modification, partial release of collateral or disposition of REO Property. SMI shall promptly review the request and communicate its recommendation to the Master Servicer".

         Section 1.02.  Defined Terms.

        Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

        "Accrual Period": With respect to the Group I Certificates (other than
Class AF-1 Certificates) and any Distribution Date, the calendar month immediately preceding such Distribution Date; a "calendar month" shall be deemed to be 30 days. With respect to the Class AF-1 Certificates and the Group II
Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current
Distribution Date. All calculations of interest on the Group I Certificates
(other than Class AF-1 Certificates) will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Class AF-1 Certificates and the Group II Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

        "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class
AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, Class AV-1,
Class AV-2, Class MV-1, Class MV-2 and Class BV Certificates, except to the extent provided in Section 5.03 of the Standard Terms.

        "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class
AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, Class AV-1,
Class AV-2, Class MV-1, Class MV-2, Class BV, Class C or Class R Certificates.

        "Certificate Registrar": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

        "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, Class AV-1, Class AV-2,
Class MV-1, Class MV-2, Class BV, Class C or Class R.



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         "Certificate Definitions":

                  "Group I Certificates":

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   "Class   AF-1   Certificate":    Any    "Class   AF-2   Certificate":   Any    "Class   AF-3   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
AF-1  Certificate" on the face thereof,  AF-2   Certificate"   on   the   face  AF-3   Certificate"   on   the   face
in the  form of  Exhibit  AF-1  hereto,  thereof,  in the form of Exhibit AF-2  thereof,  in the form of Exhibit AF-3
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.

  "Class  AF-1  Certificate   Principal    "Class AF-2  Certificate  Principal    "Class AF-3  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class AF-1 Certificates.  Balance    of    the    Class    AF-2  Balance    of    the    Class    AF-3
                                         Certificates.                          Certificates.

  "Class AF-1 Current  Interest":  With    "Class  AF-2   Current   Interest":    "Class  AF-3   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  AF-1  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  AF-2   Certificate   Principal  Class  AF-3   Certificate   Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  AF-1  Pass-Through  Rate  Accrual  Period  at  the  Class  AF-2  Accrual  Period  at  the  Class  AF-3
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
AF-1  that  is  recovered   during  the  to  interest  for Class  AF-2 that is  to  interest  for Class  AF-3 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.

  "Class AF-1  Interest  Carry  Forward    "Class AF-2 Interest  Carry Forward    "Class AF-3 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   AF-1   Current  the excess of (A) Class AF-2  Current  the excess of (A) Class AF-3  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  AF-1  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  AF-2  with  respect  to  interest  on  AF-3  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class AF-1  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     AF-2   Pass-Through   Rate   for  the  AF-3   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.

  "Class AF-1 Available Funds Cap": As
of any Distribution Date, a per annum
rate equal to (w)(i) the total scheduled interest on the Mortgage Loans in Group I for the related Due Period less (ii) the Servicing Fees and Master Servicing Fee for the related Due Period divided by (x) the Group I Certificate Principal Balance divided by (y) the actual number of days in the related Accrual Period and multi-plied by (z) 360.





  "Class   AF-1   Pass-Through   Rate":    "Class  AF-2  Pass-Through   Rate":    "Class  AF-3  Pass-Through   Rate":
With   respect  to  each   Distribution  With  respect  to  each  Distribution  With  respect  to  each  Distribution
Date,  the least of (x) One Month LIBOR  Date, 6.715% per annum.                Date, 6.775% per annum.
plus 0.16%,  (y) the  weighted  average
of the Mortgage Interest Rates on the
Mortgage Loans in Group I less the
applicable Servicing Fee Rate and the
Master Servicing Fee Rate and (z) the
Class AF-1 Available Funds Cap.

   "Class   AF-4   Certificate":    Any    "Class   AF-5   Certificate":   Any    "Class   AF-6   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
AF-4  Certificate" on the face thereof,  AF-5   Certificate"   on   the   face  AF-6   Certificate"   on   the   face
in the  form of  Exhibit  AF-4  hereto,  thereof,  in the form of Exhibit AF-5  thereof,  in the form of Exhibit AF-6
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.

  "Class  AF-4  Certificate   Principal    "Class AF-5  Certificate  Principal    "Class AF-6  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class AF-4 Certificates.  Balance    of    the    Class    AF-5  Balance    of    the    Class    AF-6
                                         Certificates.                          Certificates.

  "Class AF-4 Current  Interest":  With    "Class  AF-5   Current   Interest":    "Class  AF-6   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  AF-4  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  AF-5   Certificate   Principal  Class  AF-6   Certificate   Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  AF-4  Pass-Through  Rate  Accrual  Period  at  the  Class  AF-5  Accrual  Period  at  the  Class  AF-6
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
AF-4  that  is  recovered   during  the  to  interest  for Class  AF-5 that is  to  interest  for Class  AF-6 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.

  "Class AF-4  Interest  Carry  Forward    "Class AF-5 Interest  Carry Forward    "Class AF-6 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   AF-4   Current  the excess of (A) Class AF-5  Current  the excess of (A) Class AF-6  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  AF-4  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  AF-5  with  respect  to  interest  on  AF-6  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class AF-4  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     AF-5   Pass-Through   Rate   for  the  AF-6   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.

  "Class AF-4 Pass-Through  Rate": With    "Class  AF-5  Pass-Through   Rate":    "Class  AF-6  Pass-Through   Rate":
respect  to  each  Distribution   Date,  With  respect  to  each  Distribution  With  respect  to  each  Distribution
6.950% per annum.                        Date,  the  lesser of (i)  7.065% per  Date, 6.730% per annum.
                                         annum plus, after the Initial Optional
                                         Termination Date, 0.50% and (ii) the
                                         Group I Net Rate for such date.




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  "Class AF-6 Distribution Amount": With respect to any Distribution Date, the product of (i) a fraction the numerator of which is the Class AF-6 Certificate
Principal Balance and the denominator of which is the Group I Class A
Certificate Principal Balance, in each case immediately prior to such Distribution Date, (ii) the Group I Class A Principal Distribution Amount for such Distribution Date and (iii) the applicable percentage for such Distribution
Date set forth below:

                                Distribution Date                 Percentage
                                -----------------                 ----------

                           November  1997 - October 2000              0%
                           November  2000 - October 2002              45%
                           November  2002 - October 2003              80%
                           November  2003 - October 2004             100%
                           November  2004 and thereafter             300%

  "Class  MF-1  Applied  Realized  Loss    "Class MF-2 Applied  Realized  Loss    "Class  BF  Applied  Realized  Loss
Amount":  As to any Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the  sum of the  Realized  Losses  with  Date, the sum of the Realized  Losses  Date, the sum of the Realized  Losses
respect  to  Group  I which  have  been  with  respect  to Group I which  have  with  respect  to Group I which  have
applied    in    reduction    of    the  been  applied  in  reduction  of  the  been  applied  in  reduction  of  the
Certificate  Principal  Balance  of the  Certificate  Principal Balance of the  Certificate  Principal Balance of the
Class  MF-1  Certificates  pursuant  to  Class MF-2  Certificates  pursuant to  Class  BF  Certificates  pursuant  to
Section 3.02(h) hereof.                  Section 3.02(h) hereof.                Section 3.02(h) hereof.

   "Class   MF-1   Certificate":    Any    "Class   MF-2   Certificate":   Any    "Class   BF    Certificate":    Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
MF-1  Certificate" on the face thereof,  MF-2   Certificate"   on   the   face  BF  Certificate" on the face thereof,
in the  form of  Exhibit  MF-1  hereto,  thereof,  in the form of Exhibit MF-2  in the  form of  Exhibit  BF  hereto,
representing      the      right     to  hereto,  representing  the  right  to  representing     the     right     to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.

  "Class  MF-1  Certificate   Principal    "Class MF-2  Certificate  Principal    "Class  BF  Certificate   Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class MF-1  Certificates  Balance    of    the    Class    MF-2  Balance of the Class BF  Certificates
less any Class  MF-1  Applied  Realized  Certificates   less  any  Class  MF-2  less any  Class BF  Applied  Realized
Loss Amount.                             Applied Realized Loss Amount.          Loss Amount.

  "Class MF-1 Current  Interest":  With    "Class  MF-2   Current   Interest":    "Class BF Current  Interest":  With
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  respect  to  any  Distribution  Date,
interest  accrued  on  the  Class  MF-1  Date,  the  interest  accrued  on the  the interest  accrued on the Class BF
Certificate      Principal      Balance  Class  MF-2   Certificate   Principal  Certificate     Principal     Balance
immediately  prior to such Distribution  Balance  immediately  prior  to  such  immediately     prior     to     such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related
at the  Class  MF-1  Pass-Through  Rate  Accrual  Period  at  the  Class  MF-2  Accrual   Period   at  the  Class  BF
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
MF-1  that  is  recovered   during  the  to  interest  for Class  MF-2 that is  to  interest  for  Class  BF  that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.

  "Class MF-1  Interest  Carry  Forward    "Class MF-2 Interest  Carry Forward    "Class BF  Interest  Carry  Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   MF-1   Current  the excess of (A) Class MF-2  Current  the  excess of (A)  Class BF  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  MF-1  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  MF-2  with  respect  to  interest  on  BF with  respect to  interest on such
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  prior  Distribution  Dates  and  (ii)
thereon at the Class MF-1  Pass-Through  (ii)  interest  thereon  at the Class  interest  thereon  at  the  Class  BF
Rate for the related Accrual Period.     MF-2   Pass-Through   Rate   for  the  Pass-Through  Rate  for  the  related
                                         related Accrual Period.                Accrual Period.

  "Class MF-1 Pass-Through  Rate": With    "Class  MF-2  Pass-Through   Rate":    "Class BF Pass-Through  Rate": With
respect  to  each  Distribution   Date,  With  respect  to  each  Distribution  respect  to each  Distribution  Date,
6.935% per annum.                        Date 7.115% per annum.                 the  lesser of (i)  7.460%  per annum
                                                                                and  (ii)  the  Group  I Net  Rate on
                                                                                such date.

  "Class  MF-1  Unpaid   Realized  Loss    "Class  MF-2 Unpaid  Realized  Loss    "Class  BF  Unpaid   Realized  Loss
Amount":  As to any Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the  excess of (i) Class  MF-1  Applied  Date,  the  excess of (i) Class  MF-2  Date,  the  excess  of (i)  Class  BF
Realized  Loss Amount over (ii) the sum  Applied  Realized  Loss  Amount  over  Applied  Realized  Loss  Amount  over of all  distributions  in  reduction of  (ii) the sum of all  distributions in  (ii) the sum of all  distributions in the Class MF-1  Applied  Realized  Loss  reduction  of the Class MF-2  Applied  reduction  of the  Class  BF  Applied
Amount  on  all  previous  Distribution  Realized  Loss Amount on all previous  Realized  Loss Amount on all previous
Dates.                                   Distribution Dates.                    Distribution Dates.






         "Group II Certificates":


  "Class AV-1  Certificate":  Any  Certificate  designated    "Class AV-2 Certificate":  Any Certificate  designated
as a "Class AV-1 Certificate" on the face thereof,  in the  as a "Class AV-2  Certificate"  on the face thereof,  in form of  Exhibit  AV-1  hereto  representing  the right to  the form of Exhibit AV-2 hereto  representing  the right
distributions as set forth herein.                          to distributions as set forth herein.

  "Class  AV-1   Certificate   Principal   Balance":   The    "Class  AV-2  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   AV-1  Certificate   Principal   Balance   of  the  Class  AV-2
Certificates.                                               Certificates.

  "Class   AV-1   Certificates   Carryover":   If  on  any    "Class  AV-2  Certificates   Carryover":   If  on  any
Distribution  Date the  Class  AV-1  Pass-Through  Rate is  Distribution  Date the Class AV-2  Pass-Through  Rate is
based upon the Group II  Available  Funds Cap,  the excess  based upon the Group II Available  Funds Cap, the excess
of (i) the amount of interest the Class AV-1  Certificates  of  (i)  the   amount  of   interest   the  Class   AV-2
would be  entitled  to receive on such  Distribution  Date  Certificates  would  be  entitled  to  receive  on  such had the Class AV-1  Pass-Through  Rate not been calculated  Distribution  Date had the Class AV-2  Pass-Through Rate
based on the  Group II  Available  Funds Cap over (ii) the  not  been  calculated  based on the  Group II  Available
amount of  interest  such  Certificates  received  on such  Funds  Cap  over  (ii)  the  amount  of  interest   such
Distribution  Date based on the Group II  Available  Funds  Certificates  received on such  Distribution  Date based
Cap,  together with the unpaid  portion of any such excess  on the Group II Available  Funds Cap,  together with the
from  prior   Distribution  Dates  (and  interest  accrued  unpaid   portion   of  any  such   excess   from   prior
thereon at the then applicable  Pass-Through Rate, without  Distribution  Dates (and interest accrued thereon at the
giving effect to the Group II Available Funds Cap).         then  applicable   Pass-Through   Rate,  without  giving
                                                            effect to the Group II Available Funds Cap).

  "Class  AV-1  Current  Interest":  With  respect  to any    "Class AV-2  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class AV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  AV-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class  AV-1  Pass   Through   Rate  plus  any  amount  Period at the  Class  AV-2  Pass  Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
AV-1 that is  recovered  during  the  Accrual  Period as a  for Class  AV-2 that is  recovered  during  the  Accrual
voidable  preference by a trustee in  bankruptcy  pursuant  Period  as  a  voidable   preference  by  a  trustee  in
to a final, nonappealable order; provided,  however, Class  bankruptcy  pursuant  to a final,  nonappealable  order;
AV-1  Current  Interest  shall not  include any Class AV-1  provided,  however,  Class AV-2 Current  Interest  shall
Certificates Carryover.                                     not include any Class AV-2 Certificates Carryover.

  "Class  AV-1  Interest  Carry  Forward   Amount":   With    "Class  AV-2  Interest  Carry  Forward  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect  to any  Distribution  Date,  the sum of (i) the excess of (A) Class AV-1 Current  Interest with respect to  excess of (A) Class AV-2 Current  Interest  with respect
prior   Distribution   Dates  (excluding  any  Class  AV-1  to prior  Distribution  Dates  (excluding any Class AV-2
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed to Class AV-1 with respect to interest  (other  distributed  to Class  AV-2  with  respect  to  interest
than in respect of Class AV-1  Certificate  Carryover)  on  (other  than  in  respect  of  Class  AV-2   Certificate
such prior  Distribution  Dates and (ii)  interest on such  Carryover)  on such  prior  Distribution  Dates and (ii)
excess  at  the  Class  AV-1  Pass-Through  Rate  for  the  interest on such  excess at the Class AV-2  Pass-Through
related Accrual Period.                                     Rate for the related Accrual Period.

  "Class  AV-1  Pass-Through  Rate":  With  respect to any    "Class AV-2  Pass-Through  Rate":  With respect to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the  least of (x) One  Month  LIBOR in the case of any Distribution  Date prior to the Initial  plus, in the case of any Distribution  Date prior to the
Optional  Termination  Date,  0.18% per  annum,  or in the  Initial Optional  Termination  Date, 0.19% per annum, or case of any Distribution  Date that occurs on or after the  in the case of any  Distribution  Date that occurs on or
Initial Optional  Termination  Date, plus 0.36% per annum,  after the Initial Optional  Termination Date, plus 0.38%
(y) the weighted average of the Maximum Lifetime  Mortgage  per  annum,  (y) the  weighted  average  of the  Maximum
Interest  Rates on the Mortgage Loans in Group II less the  Lifetime  Mortgage  Interest Rates on the Mortgage Loans
Group  II  Servicing  Fee Rate  and the  Group  II  Master  in  Group II less the  Group II  Servicing  Fee Rate and
Servicing  Fee Rate and (z) the Group II  Available  Funds  the  Group  II  Master  Servicing  Fee  Rate and (z) the
Cap for such Distribution Date.                             Group II Available Funds Cap for such Distribution Date.

  "Class MV-1 Applied Realized Loss Amount": As to any         "Class MV-2 Applied Realized Loss Amount": As to any
Distribution Date, the sum of the Realized Losses with      Distribution Date, the sum of the Realized Losses with
respect to Group II which have been applied in reduction    respect to  Group II which have been applied in reduction
of the Certificate Principal Balance of the Class MV-1      of the Certificate Principal Balance of the Class MV-2
Certificates pursuant to Section 3.02(i) hereof.            Certificates pursuant to Section 3.02(i) hereof.



  "Class MV-1  Certificate":  Any  Certificate  designated    "Class MV-2 Certificate":  Any Certificate  designated
as a "Class MV-1 Certificate" on the face thereof,  in the  as a "Class MV-2  Certificate"  on the face thereof,  in form of  Exhibit  MV-1  hereto  representing  the right to  the form of Exhibit MV-2 hereto  representing  the right
distributions as set forth herein.                          to distributions as set forth herein.

  "Class  MV-1   Certificate   Principal   Balance":   The    "Class  MV-2  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   MV-1  Certificate   Principal   Balance   of  the  Class  MV-2
Certificates  less any Class MV-1  Applied  Realized  Loss  Certificates  less any Class MV-2 Applied  Realized Loss
Amount.                                                     Amount.

  "Class   MV-1   Certificates   Carryover":   If  on  any    "Class  MV-2  Certificates   Carryover":   If  on  any
Distribution  Date the  Class  MV-1  Pass-Through  Rate is  Distribution  Date the Class MV-2  Pass-Through  Rate is
based upon the Group II  Available  Funds Cap,  the excess  based upon the Group II Available  Funds Cap, the excess
of (i) the amount of interest the Class MV-1  Certificates  of  (i)  the   amount  of   interest   the  Class   MV-2
would be  entitled  to receive on such  Distribution  Date  Certificates  would  be  entitled  to  receive  on  such had the Class MV-1  Pass-Through  Rate not been calculated  Distribution  Date had the Class MV-2  Pass-Through Rate
based on the  Group II  Available  Funds Cap over (ii) the  not  been  calculated  based on the  Group II  Available
amount of  interest  such  Certificates  received  on such  Funds  Cap  over  (ii)  the  amount  of  interest   such
Distribution  Date based on the Group II  Available  Funds  Certificates  received on such  Distribution  Date based
Cap,  together with the unpaid  portion of any such excess  on the Group II Available  Funds Cap,  together with the
from  prior   Distribution  Dates  (and  interest  accrued  unpaid   portion   of  any  such   excess   from   prior
thereon at the then applicable  Pass-Through Rate, without  Distribution  Dates (and interest accrued thereon at the
giving effect to the Group II Available Funds Cap).         then  applicable   Pass-Through   Rate,  without  giving
                                                            effect to the Group II Available Funds Cap).

  "Class  MV-1  Current  Interest":  With  respect  to any    "Class MV-2  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class MV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  MV-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class  MV-1  Pass   Through   Rate  plus  any  amount  Period at the  Class  MV-2  Pass  Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
MV-1 that is  recovered  during  the  Accrual  Period as a  for Class  MV-2 that is  recovered  during  the  Accrual
voidable  preference by a trustee in  bankruptcy  pursuant  Period  as  a  voidable   preference  by  a  trustee  in
to a final, nonappealable order; provided,  however, Class  bankruptcy  pursuant  to a final,  nonappealable  order;
MV-1  Current  Interest  shall not  include any Class MV-1  provided,  however,  Class MV-2 Current  Interest  shall
Certificates Carryover.                                     not include any Class MV-2 Certificates Carryover.




  "Class  MV-1  Interest  Carry  Forward   Amount":   With    "Class  MV-2  Interest  Carry  Forward  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect to each  Distribution  Date,  the sum of (i) the excess of (A) Class MV-1 Current  Interest with respect to  excess of (A) Class MV-2 Current  Interest  with respect
prior   Distribution   Dates  (excluding  any  Class  MV-1  to prior  Distribution  Dates  (excluding any Class MV-2
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed to Class MV-1 with respect to interest  (other  distributed  to Class  MV-2  with  respect  to  interest
than in respect of Class MV-1  Certificate  Carryover)  on  (other  than  in  respect  of  Class  MV-2   Certificate
such prior  Distribution  Dates and (ii)  interest on such  Carryover)  on such  prior  Distribution  Dates and (ii)
excess  at  the  Class  MV-1  Pass-Through  Rate  for  the  interest on such  excess at the Class MV-2  Pass-Through
related Accrual Period.                                     Rate for the related Accrual Period.

  "Class  MV-1  Pass-Through  Rate":  With  respect to any    "Class MV-2  Pass-Through  Rate":  With respect to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the  least of (x) One  Month  LIBOR in the case of any Distribution  Date prior to the Initial  plus, in the case of any Distribution  Date prior to the
Optional  Termination  Date,  0.375% per annum,  or in the  Initial Optional  Termination  Date, 0.60% per annum, or case of any Distribution  Date that occurs on or after the  in the case of any  Distribution  Date that occurs on or
Initial  Optional   Termination  Date,  plus  0.5625%  per  after the Initial Optional  Termination Date, plus 0.90%
annum,  (y) the weighted  average of the Maximum  Lifetime  per  annum,  (y) the  weighted  average  of the  Maximum
Mortgage  Interest Rates on the Mortgage Loans in Group II  Lifetime  Mortgage  Interest Rates on the Mortgage Loans
less the  Group  II  Servicing  Fee Rate and the  Group II  in  Group II less the  Group II  Servicing  Fee Rate and
Master  Servicing  Fee Rate and (z) the Group II Available  the  Group  II  Master  Servicing  Fee  Rate and (z) the
Funds Cap for such Distribution Date.                       Group II Available Funds Cap for such Distribution Date.

    "Class MV-1 Unpaid Realized Loss Amount": As to any         "Class MV-2 Unpaid Realized Loss Amount": As to any
Distribution Date, the excess of (i) Class MV-1 Applied     Distribution Date, the excess of (i) Class MV-2  Applied
Realized Loss Amount over (ii) the sum of all distribu-     Realized Loss Amount over (ii) the sum of all distribu-
tions in reduction of the Class MV-1 Applied Realized       tions in reduction of the Class MV-2 Applied Realized
Loss Amount on all previous Distribution Dates.             Loss Amount on all previous Distribution Dates.








  "Class BV Applied Realized Loss Amount: As to any Distribution Date, the sum of the Realized Losses with respect to Group II which have been applied in reduction of the Certificate Principal Balance of the Class BV Certificates pursuant to Section 3.02(i) hereof.

  "Class BV Certificate": Any Certificate designated as a "Class BV Certificate" on the face thereof, in the form of Exhibit BV hereto representing the right to distributions as set forth herein..

  "Class BV Certificate Principal Balance": The Certificate Principal Balance of the Class BV Certificates less any Class BV Applied Realized Loss Amount.

  "Class BV Certificates Carryover": If on any Distribution Date the Class BV Pass-Through Rate is based upon the Group II Available Funds Cap, the excess of
(i) the amount of interest the Class BV Certificates would be entitled to receive on such Distribution Date had the Class BV Pass-Through Rate not been calculated based on the Group II Available Funds Cap over (ii) the amount of interest such Certificates received on such Distribution Date based on the Group II Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the Group II Available Funds Cap).

  "Class BV Current Interest": With respect to any Distribution Date, the interest accrued on the Class BV Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the Class BV Pass Through Rate plus any amount previously distributed with respect to interest for Class BV that is recovered during the Accrual Period as a voidable preference by a trustee in bankruptcy pursuant to a final, nonappealable order; provided, however, Class BV Current Interest shall not include any Class BV Certificates Carryover.

  "Class BV Interest Carry Forward Amount": With respect to each Distribution Date, the sum of (i) the excess of (A) Class BV Current Interest with respect to prior Distribution Dates (excluding any Class BV Certificates Carryover) over
(B) the amount actually distributed to Class BV with respect to interest (other than in respect of Class BV Certificate Carryover) on such prior Distribution Dates and (ii) interest on such excess at the Class BV Pass-Through Rate for the related Accrual Period.

  "Class BV Pass-Through Rate": With respect to any Distribution Date, the least of (x) One Month LIBOR plus, in the case of any Distribution Date prior to the Initial Optional Termination Date, 1.00% per annum, or in the case of any Distribution Date that occurs on or after the Step Up Date, plus 1.50% per annum, (y) the weighted average of the Maximum Lifetime Mortgage Interest Rates on the Mortgage Loans in Group II less the Group II Servicing Fee Rate and the Group II Master Servicing Fee Rate and (z) the Group II Available Funds Cap for such Distribution Date.

    "Class BV Unpaid Realized Loss Amount": As to any Distribution Date, the excess of (i) Class BV Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class BV Applied Realized Loss Amount on all previous Distribution Dates.

        "Class C Certificate": Any of the Certificates designated as a "Class C Certificate" on the face thereof in the form of Exhibit C hereto representing the right to distributions as set forth herein.

         "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

         (a) the product of the AF-1 Balance and the excess of the Group I Net Rate over the Class AF-1 Pass-Through Rate;

         (b) the product of the AF-2 Balance and the excess of the Group I Net Rate over the Class AF-2 Pass-Through Rate;

         (c) the product of the AF-3 Balance and the excess of the Group I Net Rate over the Class AF-3 Pass-Through Rate;

         (d) the product of the AF-4 Balance and the excess of the Group I Net Rate over the Class AF-4 Pass-Through Rate;

         (e) the product of the AF-5 Balance and the excess of the Group I Net Rate over the Class AF-5 Pass-Through Rate;

         (f) the product of the AF-6 Balance and the excess of the Group I Net Rate over the Class AF-6 Pass-Through Rate;

         (g) the product of the MF-1 Balance and the excess of the Group I Net Rate over the Class MF-1 Pass-Through Rate;

         (h) the product of the MF-2 Balance and the excess of the Group I Net Rate over the Class MF-2 Pass-Through Rate;

         (i) the product of the BF Balance and the excess of the Group I Net Rate over the Class BF Pass-Through Rate; and

         (j) any excess of the amount specified pursuant to clauses (a) through
(i) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

        "Class R Certificate": Any of the Certificates designated as a "Class R Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

        "Closing Date":  November 13, 1997.

         "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

         "Custodian": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

        "Cut-Off Date":  As of the close of business on October 1, 1997.

        "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

         "Designated  Class":  There is no  designated  Class  for  purposes  of
Section 9.02 of the Standard Terms.

         "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

        "Distribution Amount": As to each Distribution Date and Class of Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

        "Distribution Date": The 25th day of each month, or the next Business Day if such 25th day is not a Business Day, commencing November 25, 1997.

         "Fitch": Fitch Investors Service, L.P., and its successors (One State Street Plaza, 33rd Floor, New York, New York 10004).


Group Definitions:


    "Group I": The pool of Mortgage Loans identified in              "Group II": The pool of Mortgage Loans identified
the related Schedules of Mortgage Loans as having been           in the related Schedules of Mortgage Loans as having
assigned to Group I, including any Group I Qualified             been assigned to Group II, including any Group II
Substitute Mortgage Loans delivered in replacement               Qualified Substitute Mortgage Loans delivered in
thereof.                                                         replacement thereof.


                                                                    "Group II Available Funds Cap": As of any
                                                            Distribution Date, a per annum rate equal to (w)(i) the
                                                            total scheduled interest on the Mortgage Loans in Group
                                                            II for the related Due Period less (ii) the Group II
                                                            Servicing Fees and Group II Master Servicing Fee for
                                                            such Due Period divided by (x) the Group II Certificate
                                                            Principal Balance divided by (y) actual number of days
                                                            in the related Accrual Period and multiplied by (z)
                                                            360.

    "Group I  Certificate":  Any of the Class AF-1,  Class      "Group  II  Certificate":  Any  of the  Class  AV-1,
AF-2,  Class  AF-3,  Class AF-4,  Class AF-5,  Class AF-6,  Class  AV-2,   Class  MV-1,  Class  MV-2  and  Class  BV
Class MF-1, Class MF-2 and Class BF Certificates.           Certificates.

    "Group I Certificate Principal Balance": The sum of          "Group II Certificate Principal Balance": The sum
the Class AF-1, Class AF-2, Class AF-3, Class AF-4,         of the Class AV-1, Class AV-2, Class MV-1, Class MV-2
Class AF-5, Class AF-6, Class MF-1, Class MF-2 and          and Class BV Certificate Principal Balances.
Class BF Certificate Principal Balances.







    "Group I Class A Certificate  Principal Balance":  The      "Group II Class A  Certificate  Principal  Balance":
sum of the Class  AF-1,  Class  AF-2,  Class  AF-3,  Class  The Class  AV-1 and  Class  AV-2  Certificate  Principal
AF-4,  Class  AF-5 and Class  AF-6  Certificate  Principal  Balance.
Balances.

    "Group I Class A Principal  Distribution Amount": With      "Group II Class A  Principal  Distribution  Amount":
respect  to any  Distribution  Date  before  the  Group  I  With respect to any  Distribution  Date before the Group
Stepdown  Date or as to which a Group I Trigger  Event has  II  Stepdown  Date or as to  which a  Group  II  Trigger occurred,  100%  of the  Group  I  Principal  Distribution  Event  has  occurred,  100% of the  Group  II  Principal
Amount for such Distribution Date and with respect to any   Distribution  Amount for such Distribution Date and with
Distribution  Date on or after the Stepdown Date and as to  respect  to  any  Distribution  Date  on  or  after  the which a Group  I  Trigger  Event  has  not  occurred,  the  Stepdown  Date and as to which a Group II Trigger  Event excess  of (A) the Group I Class A  Certificate  Principal  has not  occurred,  the excess of (A) the Group II Class
Balance  immediately  prior to such Distribution Date over  A Certificate  Principal  Balance  immediately  prior to
(B) the  lesser of (I)  73.00% of the  Schedule  Principal  such  Distribution  Date  over  (B)  the  lesser  of (I)
Balances  of  Group I on the  preceding  Due Date and (II)  60.00% of the  Schedule  Principal  Balances of Group II
the  Scheduled  Principal  Balances  of  Group  I  on  the  on  the  preceding  Due  Date  and  (II)  the  Scheduled
preceding Due Date less $1,170,347.                         Principal  Balances  of  Group II on the  preceding  Due
                                                            Date less $1,831,195.




    "Group I Class B Principal  Distribution Amount": With      "Group II Class B  Principal  Distribution  Amount":
respect to any Distribution  Date on and after the Group I  With respect to any  Distribution  Date on and after the
Stepdown  Date and as long as a Group I  Trigger  Event is  Group  II  Stepdown  Date  and as  long  as a  Group  II not  in  effect  (subject  to the  proviso  set  forth  in  Trigger  Event is not in effect  (subject to the proviso
Section 3.02(c) hereof),  the excess of (i) the sum of (A)  set forth in Section 3.02(d) hereof),  the excess of (i)
the Group I Class A  Certificate  Principal  Balance,  (B)  the  sum  of  (A)  the  Group  II  Class  A  Certificate
the Class  MF-1  Certificate  Principal  Balance,  (C) the  Principal  Balance,   (B)  the  Class  MV-1  Certificate
Class  MF-2  Certificate  Principal  Balance  and  (D) the  Principal  Balance,   (C)  the  Class  MV-2  Certificate
Class BF Certificate  Principal Balance  immediately prior  Principal  Balance  and (D)  the  Class  BV  Certificate
to such  Distribution  Date  over  (ii) the  lesser of (A)  Principal    Balance    immediately    prior   to   such
95.00% of the Scheduled  Principal  Balances of Group I on  Distribution  Date over (ii) the lesser of (A) 94.50% of the  preceding  Due Date and (B) the  Scheduled  Principal  the Scheduled  Principal Balances of the Group II on the
Balances  of  Group  I on  the  preceding  Due  Date  less  preceding  Due  Date  and  (B) the  Scheduled  Principal
 $1,170,347.                                                 Balances  of Group  II on the  preceding  Due Date  less
                                                            $1,831,195.

    "Group I Class MF-1  Principal  Distribution  Amount":      "Group II Class MV-1 Principal  Distribution  Amount":
With  respect  to any  Distribution  Date on and after the  With  respect  to any  Distribution  Date on and after the
Group I  Stepdown  Date  and as long as a Group I  Trigger  Group II  Stepdown  Date and as long as a Group II Trigger
Event is not in effect  (subject  to the proviso set forth  Event is not in effect  (subject  to the proviso set forth in Section 3.02(c)  hereof),  the excess of (i) the sum of  in Section 3.02(d)  hereof),  the excess of (i) the sum of
(A) the Group I Class A Certificate  Principal Balance and  (A) the  Group II Class A  Certificate  Principal  Balance
(B)  the  Class   MF-1   Certificate   Principal   Balance  and (B)  the  Class  MV-1  Certificate  Principal  Balance
immediately  prior to such Distribution Date over (ii) the  immediately  prior to such Distribution Date over (ii) the lesser of (A) 82.00% of the aggregate  Scheduled Principal  lesser of (A) 75.50% of the Scheduled  Principal  Balances
Balances of Group I on the  preceding Due Date and (B) the  of  Group  II on  the  preceding  Due  Date  and  (B)  the
Scheduled  Principal  Balances of Group I on the preceding  Scheduled  Principal Balances of Group II on the preceding
Due Date less $1,170,347.                                   Due Date less $1,831,195.

    "Group I Class MF-2  Principal  Distribution  Amount":      "Group II Class MV-2 Principal  Distribution  Amount":
With  respect  to any  Distribution  Date on and after the  With  respect  to any  Distribution  Date on and after the
Group I  Stepdown  Date  and as long as a Group I  Trigger  Group II  Stepdown  Date and as long as a Group II Trigger
Event is not in effect  (subject  to the proviso set forth  Event is not in effect  (subject  to the proviso set forth in Section 3.02(c)  hereof),  the excess of (i) the sum of  in Section 3.02(d)  hereof),  the excess of (i) the sum of
(A) the  Group I Class A  Certificate  Principal  Balance,  (A) the Group II Class A  Certificate  Principal  Balance,
(B) the Class MF-1 Certificate  Principal  Balance and (C)  (B) the Class MV-1 Certificate  Principal  Balance and (C)
the Class MF-2 Certificate  Principal  Amount  immediately  the Class MV-2 Certificate  Principal  Amount  immediately prior to such  Distribution  Date over (ii) the  lesser of  prior to such  Distribution  Date over (ii) the  lesser of
(A) 90.00% of the Scheduled  Principal Balances of Group I  (A) 87.50% of the  Scheduled  Principal  Balances of Group
on the preceding Due Date and (B) the Scheduled  Principal  II on  the  preceding  Due  Date  and  (B)  the  Scheduled
Balances  of  Group  I on  the  preceding  Due  Date  less  Principal  Balances of Group II on the  preceding Due Date
$1,170,347.

    "Group I Extra Principal  Distribution  Amount":  With      "Group  II  Extra  Principal  Distribution  Amount":
respect to any  Distribution  Date, to the extent of Group  With respect to any Distribution  Date, to the extent of
I Interest Funds pursuant to Section  3.02(a)(v) and Group  Group II Interest Funds  pursuant to Section  3.02(b)(v)
II Interest  Funds  available for the purpose  pursuant to  and Group I Interest  Funds  available  for the  purpose
Section  3.02(f)(viii)  hereof,  (i)  prior to the Group I  pursuant to Section  3.02(e)(viii)  hereof, (i) prior to
Stepdown  Date, the excess of (A) the sum of (I) the Group  the Group II  Stepdown  Date,  the excess of (A) the sum
I Certificate  Principal  Balance and (II) $5,851,735 over  of (I) the Group II  Certificate  Principal  Balance and
(B) the Scheduled  Principal  Balances of Group I and (ii)  (II)  $10,071,574  over  (B)  the  Scheduled   Principal
on and after the Group I Stepdown  Date, the excess of (A)  Balances  of Group II and (ii) on and after the Group II the sum of (I) the Group I Certificate  Principal  Balance  Stepdown  Date,  the  excess  of (A)  the sum of (I) the and  (II)  the  greater  of (x)  5.00%  of  the  Scheduled  Group  II  Certificate  Principal  Balance  and (II) the
Principal  Balances of Group I and (y) $1,170,347 over (B)  greater  of  (x)  5.50%  of  the   Scheduled   Principal
the Scheduled Principal Balances of Group I.                Balances  of  Group II and (y)  $1,831,195  over (B) the
                                                            Scheduled Principal Balances of Group II.

    "Group I  Interest  Funds":  With  respect  to Group I      "Group II  Interest  Funds":  With  respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,  the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled   interest  collected  during  the  related  Due  all scheduled  interest collected during the related Due
Period with  respect to Group I less the Group I Servicing  Period  with  respect  to  Group  II less  the  Group II
Fee and  the  Group  I  Master  Servicing  Fee,  (ii)  all  Servicing  Fee and the  Group II Master  Servicing  Fee,
Advances  relating  to interest  with  respect to Group I,  (ii) all Advances  relating to interest  with respect to
(iii) all Month End  Interest  with respect to Group I and  Group II, (iii) all Month End  Interest  with respect to
(iv) Liquidation  Proceeds with respect to Group I (to the  Group II and (iv)  Liquidation  Proceeds with respect to extent such Liquidation  Proceeds relate to interest) less  Group  II  (to  the  extent  such  Liquidation  Proceeds all  Non-Recoverable  Advances  relating to  interest  and  relate to interest)  less all  Non-Recoverable  Advances
expenses pursuant to Section 6.03 of the Standard Terms.    relating to interest  and  expenses  pursuant to Section
                                                            6.03 of the Standard Terms.

    "Group I Master  Servicing  Fee": With respect to each      "Group II Master  Servicing  Fee":  With  respect to
Master  Servicer  Remittance  Date, an amount  payable (or  each Master Servicer  Remittance Date, an amount payable allocable) to the Master  Servicer equal to the product of  (or  allocable)  to the  Master  Servicer  equal  to the one-twelfth  of the Group I Master  Servicing Fee Rate and  product of one-twelfth of the Group II Master  Servicing the aggregate  Scheduled  Principal  Balance of Group I on  Fee Rate and the aggregate  Scheduled  Principal Balance the  first day of the Due  Period  preceding  such  Master  of  Group  II  on  the  first  day  of  the  Due  Period
Servicer Remittance Date.                                   preceding such Master Servicer Remittance Date.

    "Group  I  Master  Servicing  Fee  Rate":  0.029%  per      "Group II Master  Servicing  Fee  Rate":  0.029% per
annum.                                                      annum.

    "Group I Net  Rate":  The  weighted  average  Net Rate      "Group II Net Rate":  The weighted  average Net Rate
for Group I.                                                for Group II.

    "Group  I   Principal   Distribution   Amount":   With      "Group  II  Principal   Distribution  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect  to any  Distribution  Date,  the sum of (i) the
Group  I  Principal  Funds  and  (ii)  the  Group  I Extra  Group II  Principal  Funds  and (ii) the  Group II Extra
Principal Distribution Amount.                              Principal Distribution Amount.

    "Group I  Principal  Funds":  With  respect to Group I      "Group II  Principal  Funds":  With respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,   the  sum,   without   duplication  of  (i)  all  Custodial Account,  the sum, without  duplication of (i)
scheduled  principal  with respect to Group I collected by  all  scheduled   principal  with  respect  to  Group  II
the  Servicers  during the  related Due Period or advanced  collected  by  the  Servicers  during  the  related  Due on or before such Master  Servicer  Remittance  Date, (ii)  Period or advanced  on or before  such  Master  Servicer prepayments  with  respect  to  Group I  collected  by the  Remittance  Date, (ii) prepayments with respect to Group
Servicers  in the  related  Prepayment  Period,  (iii) the  II collected by the Servicers in the related  Prepayment
Scheduled  Principal  Balance  of  each  Mortgage  Loan in  Period,  (iii) the Scheduled  Principal  Balance of each
Group  I   repurchased   by  the   Depositor,   (iv)   any  Mortgage Loan in Group II  repurchased by the Depositor,
Substitution  Shortfall  with  respect  to Group I and (v)  (iv) any  Substitution  Shortfall  with respect to Group
all   Liquidation   Proceeds   with  respect  to  Group  I  II and (v) all  Liquidation  Proceeds  with  respect  to collected  by the  Servicer  during the related Due Period  Group II collected  by the  Servicer  during the related
(to  the  extent  such  Liquidation  Proceeds  related  to  Due  Period  (to the extent  such  Liquidation  Proceeds principal) less all  non-recoverable  Advances relating to  related to principal) less all non-recoverable  Advances
principal  with respect to Group I  reimbursed  during the  relating  to   principal   with   respect  to  Group  II
related Due Period.                                         reimbursed during the related Due Period.

    "Group I Servicing Fee": With respect to each                "Group II Servicing Fee": With respect to each Mortgage
Mortgage Loan in Group I and each Remittance Date, the      Loan in Group II and each Remittance Date, the product of
product of (x) one-twelfth of the Servicing Fee Rate and    (x) one-twelfth of the Servicing Fee Rate and (y) aggregate
(y) aggregate Scheduled Principal Balance of such Mortgage  Scheduled Principal Balance of such Mortgage Loan as of the
Loan as of the opening of business on the first day of      opening of business on the first day of the Due Period preceding
the Due Period preceding such Remittance Date.              such Remittance Date.




    "Group I Servicing Fee Rate": With respect to each           "Group II Servicing Fee Rate": With respect to each Mortgage
Mortgage Loan in Group I, the fixed per annum rate          Loan in Group II, the fixed per annum rate payable to the applicable
payable to the applicable Servicer of that Mortgage         Servicer of that Mortgage  Loan as set out on Schedule IB to this
Loan as set out on Schedule IA to this Agreement.           Agreement.




    "Group I Stepdown Date":  With respect to Group I, the      "Group II Stepdown  Date":  With  respect to Group II,
earlier  to  occur  of (i) the  later  to occur of (A) the  the  earlier to occur of (i) the later to occur of (A) the
Distribution  Date in  November  2000  and  (B) the  first  Distribution  Date in  November  2000  and  (B) the  first
Distribution   Date  on   which   the   Group  I  Class  A  Distribution   Date  on  which   the   Group  II  Class  A
Certificate  Principal  Balance  immediately prior to such  Certificate  Principal  Balance  immediately prior to such
Distribution  Date (less the Group I  Principal  Funds for  Distribution  Date (less the Group II Principal  Funds for such  Distribution  Date) is less  than or equal to 73.00%  such  Distribution  Date) is less  than or equal to 60.00%
of the  Scheduled  Principal  Balances of Group I and (ii)  of the Scheduled  Principal  Balances of Group II and (ii)
the  Distribution  Date  on  which  the  Group  I  Class A  the  Distribution  Date on  which  the  Group  II  Class A
Certificate Principal Balance has been reduced to zero.     Certificate Principal Balance has been reduced to zero.

    "Group I Subordinated  Certificates":  The Class MF-1,      "Group  II  Subordinated   Certificates":   The  Class
MF-2 and Class BF Certificates.                             MV-1, MV-2 and Class BV Certificates.

    "Group I  Subordinated  Trigger  Event":  With respect      "Group  II   Subordinated   Trigger   Event":   With
to  Group I,  any  Distribution  Date  after  the  Group I  respect  to Group II,  any  Distribution  Date after the
Stepdown Date on which:                                     Group II Stepdown Date on which:

    (a) Realized Losses since the Cut-Off Date with              (a) Realized Losses since the Cut-Off Date with respect
respect to the Mortgage Loans in Group I as a percentage    to the Mortgage Loans in Group II as a percentage of the
of the initial Scheduled Principal Balance of Group I       initial Scheduled Principal Balance  of Group II exceed the
exceed the percentage set out below with respect to such    percentage set out below with urespect to such Distribution
Distribution Date:                                          Date:



Distribution Date (inclusive)                               Distribution Date (inclusive)
November 1999 - October 2000            1.60%               November 1999 - October 2000            2.20%
November 2000 - October 2001            2.70                November 2000 - October 2001            3.70
November 2001 - October 2002            3.40                November 2001 - October 2002            4.70
November 2002 - October 2003            3.90                November 2002 - October 2003            5.30
November 2003 - October 2004            4.20                November 2003 - October 2004            5.70
November 2004 and thereafter            4.40                November 2004 and thereafter            6.00
and                                                         and
      (b) the Scheduled Principal Balance of the                 (b) the Scheduled Principal Balanceof the Mortgage Loans
Mortgage Loans in Group I that, as of such Distribution     in Group II that, as of such Distribution Date, are 60 or more
Date, are 60 or more days Delinquent as a percentage of     days Delinquent as a percentage of the Scheduled Principal
the Scheduled Principal Balance of the Mortgage Loans in    Balance of the Mortgage Loans in Group II exceeds the percentage
Group I exceeds the percentage set out below with respect   set out below with respect to such Distribution Date:
to such Distribution Date:









Distribution Date (inclusive)                               Distribution Date (inclusive)

November 1999 - October 2000            5.00%               November 1999 - October 2000            5.50%
November 2000 - October 2001            5.00                November 2000 - October 2001            5.50
November 2001 - October 2002            7.50                November 2001 - October 2002            8.25
November 2002 - October 2003            7.50                November 2002 - October 2003            8.25
November 2003 - October 2004            10.00               November 2003 - October 2004            11.00
November 2004 and thereafter            10.00               November 2004 and thereafter            11.00




    "Group I Trigger  Event":  With respect to Group I and      "Group II Trigger  Event":  With respect to Group II
any  Distribution  Date after the Group I Stepdown Date, a  and any  Distribution  Date after the Group II  Stepdown
Group I Trigger  Event exists if two times the quotient of  Date,  a Group II Trigger  Event exists if 2.5 times the
(i) the  Scheduled  Principal  Balances  of all 60 or more  quotient of (i) the Scheduled  Principal Balances of all days  Delinquent  Mortgage  Loans  in Group I and (ii) the  60 or more days  Delinquent  Mortgage  Loans in Group II
Scheduled   Principal  Balances  of  Group  I  as  of  the  and (ii) the  Scheduled  Principal  Balances of Group II
preceding  Master  Servicer   Remittance  Date  equals  or  as of the  preceding  Master  Servicer  Remittance  Date
exceeds 27.00%.                                             equals or exceeds 40.00%.

        "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal Balances of the Mortgage Loans have declined to less than 10% of the aggregate Scheduled Principal Balances on the Closing Date.

         "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

        "Interest Determination Date": With respect to the first Accrual Period for the Class AF-1 Certificates and the Group II Certificates, November 10, 1997, and with respect to any subsequent Accrual Period for the Class AF-1 Certificates and the Group II Certificates, the second London Business Day preceding such Accrual Period.

         "Interest Fund": The Fund created and maintained by the Paying Agent by the Trust pursuant to Section 4.03.

        "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "Master Servicer": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

         "Master Servicer Remittance Date": The Business Day preceding each Distribution Date.

         "Master Servicer Reporting Date": The opening of business on the third Business Day preceding each Distribution Date.

         "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

         "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

         "Moody's": Moody's Investors Service, Inc., and its successors (99 Church Street, New York, New York 10007).

         "Mortgage Loan Group":  Either Group I or Group II.

         "Mortgage Loans":  The mortgage loans listed on Schedule I.

         "Net Rate": As to each Mortgage Loan and Distribution Date, the related Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

         "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer, the Custodian, the Certificate Registrar and the Paying Agent and the Trustee, are as follows:

         (i)      If to the Depositor:

                           Saxon Asset Securities Company.
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (ii) If to the Master Servicer, Custodian, Certificate Registrar and Paying Agent:

                           Texas Commerce Bank National Association
                           600 Travis
                           Houston, Texas  77002
                           Attention:  Master Servicing

         (iii) If to the Trustee:

                           Citibank, N.A.
                           111 Wall Street, 5th Floor
                           New York, New York  10043

         "One Month LIBOR": As of any Interest Determination Date, the rate for deposits in United States dollars for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Paying Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Paying Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Paying Agent shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date. The Trustee shall be entitled to rely on the Paying Agent for the determination of One Month LIBOR.

         "Private Certificate": Any of the Class C Certificates and the Class R Certificates.

         "Private Subordinated Certificate": Any of the Class C Certificates and the Class R Certificates.

         "Public Subordinated Certificate": Any of the Group I Subordinated Certificates or the Group II Subordinated Certificates.

         "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

         "Reference Banks" Leading banks selected by the Paying Agent and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Regular Certificates": Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

         "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

         "Residual Certificates": The Class R Certificates, which represent the "residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC Provisions.

         "Sales Agreement": The Sales Agreement dated November 6, 1997, between the Depositor and SMI regarding the sale of the Mortgage Loans.

         "Servicing Agreement": The Servicing Agreements listed on Schedule II hereto each of which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

         "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing Rate specified on Schedule I.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Servicer": Meritech or Ameriquest Mortgage Company and their permitted successors and assigns.

         "State":  New York.

         "Subaccount Definitions":

                  "Balance": With respect to each Subaccount, on any Distribution date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

                  "Subaccounts":  Any one of the Subaccounts created pursuant to
         Section 5.05(a)(i) hereof.

         Group I:


  "AF-1  Balance" : The Balance of the    "AF-2  Balance"  : The  Balance  of    "AF-3  Balance"  : The  Balance  of
Subaccount AF-1.                        Subaccount AF-2.                       Subaccount AF-3.

  "AF-1  Monthly   Interest   Amount":    "AF-2  Monthly  Interest   Amount":    "AF-3  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-1   Balance   during  the   Accrual  AF-2   Balance   during  the  Accrual  AF-3   Balance   during  the  Accrual
Period     for    the    Class    AF-1  Period    for    the    Class    AF-2  Period    for    the    Class    AF-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-1":  The  Subaccount    "Subaccount  AF-2":  The Subaccount    "Subaccount  AF-3":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.05(a)(i) hereof.              Section 5.05(a)(i) hereof.             Section 5.05(a)(i) hereof.

  "AF-4  Balance" : The Balance of the    "AF-5  Balance"  : The  Balance  of    "AF-6  Balance"  : The  Balance  of
Subaccount AF-4.                        Subaccount AF-5.                       Subaccount AF-6.

  "AF-4  Monthly   Interest   Amount":    "AF-5  Monthly  Interest   Amount":    "AF-6  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-4   Balance   during  the   Accrual  AF-5   Balance   during  the  Accrual  AF-6   Balance   during  the  Accrual
Period     for    the    Class    AF-4  Period    for    the    Class    AF-5  Period    for    the    Class    AF-6
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-4":  The  Subaccount    "Subaccount  AF-5":  The Subaccount    "Subaccount  AF-6":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.05(a)(i) hereof.              Section 5.05(a)(i) hereof.             Section 5.05(a)(i) hereof.

  "MF-1  Balance"  :  The  Balance  of    "MF-2  Balance"  : The  Balance  of    "BF   Balance"  :  The  Balance  of
Subaccount MF-1.                        Subaccount MF-2.                       Subaccount BF.

  "MF-1  Monthly   Interest   Amount":    "MF-2  Monthly  Interest   Amount":    "BF Monthly Interest Amount":  With
With   respect  to  any   Distribution  With  respect  to  any   Distribution  respect  to  any  Distribution  Date,
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  the   interest   accrued  on  the  BF
MF-1   Balance   during  the   Accrual  MF-2   Balance   during  the  Accrual  Balance  during  the  Accrual  Period
Period     for    the    Class    MF-1  Period    for    the    Class    MF-2  for the  Class  BF  Certificates  for
Certificates  for  that   Distribution  Certificates  for  that  Distribution  that  Distribution  Date at the Group
Date at the Group I Net Rate.           Date at the Group I Net Rate.          I Net Rate.





  "Subaccount  MF-1":  The  Subaccount    "Subaccount  MF-2":  The Subaccount    "Subaccount  BF": The Subaccount by
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  that   name   created   pursuant   to
Section 5.05(a)(i) hereof.              Section 5.05(a)(i) hereof.             Section 5.05(a)(i) hereof.

         Group II:

    "AV-1 Balance" : The Balance of the Subaccount AV-1.        "AV-2  Balance"  : The  Balance  of  the  Subaccount
                                      AV-2.

    "AV-1 Monthly  Interest  Amount":  With respect to any      "AV-2 Monthly Interest Amount":  With respect to any
Distribution  Date,  the  interest  accrued  on  the  AV-1  Distribution  Date,  the  interest  accrued  on the AV-2
Balance  during  the  Accrual  Period  for the Class  AV-1  Balance  during  the  Accrual  Period for the Class AV-2
Certificates  for that  Distribution  Date at the Group II  Certificates for that  Distribution Date at the Group II
Net Rate.                                                   Net Rate.

    "Subaccount   AV-1":   The  Subaccount  by  that  name      "Subaccount  AV-2":  The  Subaccount  by  that  name
created pursuant to Section 5.05(a)(i) hereof.              created pursuant to Section 5.05(a)(i) hereof.

    "MV-1 Balance" : The Balance of Subaccount MV-1.            "MV-2 Balance" : The Balance of Subaccount MV-2.

    "MV-1 Monthly  Interest  Amount":  With respect to any      "MV-2  Monthly  Interest  Amounts":  With respect to
Distribution  Date,  the  interest  accrued  on  the  MV-1  any Distribution  Date, the interest accrued on the MV-2
Balance  during  the  Accrual  Period  for the Class  MV-1  Balance  during  the  Accrual  Period for the Class MV-2
Certificates  for that  Distribution  Date at the Group II  Certificates for that  Distribution Date at the Group II
Net Rate.                                                   Net Rate.

    "Subaccount   MV-1":   The  Subaccount  by  that  name      "Subaccount  MV-2":  The  Subaccount  by  that  name
created pursuant to Section 5.05(a)(i) hereof.              created pursuant to Section 5.05(a)(i) hereof.

    "BV Balance":  The Balance of Subaccount BV.

    "BV Monthly Interest Amounts": With respect to any Distribution Date, the interest accrued on the BV Balance during the Accrual Period for the Class BV
Certificates for that Distribution Date at the Group II Net Rate.

    "Subaccount BV":  The Subaccount by that name created pursuant to Section 5.05)a)(i) hereof.


         "Subgroup A": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Subgroup A within Group II, including any Subgroup A Qualified Substitute Mortgage Loans delivered in replacement thereof.


         "Subgroup B": The pool of Mortgage Loans identified in the related Schedules of Mortgage Loans as having been assigned to Subgroup B within Group II, including any Subgroup B Qualified Substitute Mortgage Loans delivered in replacement thereof.


         "Tax Matters Person": Texas Commerce Bank National Association, a national banking association, and its successors and assigns in such capacity.

         "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Trust Estate":  As defined in Section 2.01 hereof.

         "Trustee":   Citibank,  N.A.,  a  national  banking  association,   its
successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

         "Trustee Fee": The fee payable monthly to the Trustee by the Master Servicer.

         "Underwriters":   Prudential  Securities  Incorporated,  Merrill  Lynch
Pierce Fenner & Smith & Co. Incorporated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated

         "Underwriting Agreement": The Underwriting Agreement dated November 6, 1997, between the Depositor and SMI and the Underwriters.

                                   ARTICLE II
                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

         Section 2.01.  Conveyance of Mortgage Loans

         To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans, which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) each Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

         The Depositor hereby assigns to the Master Servicer all right, title and interest of the Depositor in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property. The Master Servicer hereby pledges to the Trust and grants to the Trustee, on behalf of the Certificateholders, a first priority security interest in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement, excluding, however, any earnings thereon, which are payable to Meritech, and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property in trust, subject to the limitation set forth above with respect to earnings, to have and to hold in trust to secure the Certificates. The Trustee acknowledges this grant and agrees to hold the pledged property in accordance with the terms hereof.

         The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.

                                   ARTICLE III
                         REMITTING TO CERTIFICATEHOLDERS

         Section 3.01.  Subaccount Distributions.

         On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:

         (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2 and BF, pro rata, the AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2 and BF Monthly Interest Amounts;

         (b) from the Group II Interest Funds to Subaccounts AV-1, AV-2, MV-1, MV-2 and BV, pro rata, the AV-1, AV-2, MV-1, MV-2 and BV Monthly Interest Amounts;

         (c) from the Group I Principal Funds:

                           (A) to  Subaccount  AF-1  until the AF-1  Balance  is
                               reduced to zero;

                           (B) to  Subaccount  AF-2  until the AF-2  Balance  is
                               reduced to zero;

                           (C) to  Subaccount  AF-3  until the AF-3  Balance  is
                               reduced to zero;

                           (D) to  Subaccount  AF-4  until the AF-4  Balance  is
                               reduced to zero;

                           (E) to  Subaccount  AF-5  until the AF-5  Balance  is
                               reduced to zero;

                           (F) to  Subaccount  AF-6  until the AF-6  Balance  is
                               reduced to zero;

                           (G) to  Subaccount  MF-1  until the MF-1  Balance  is
                               reduced to zero;

                           (H) to  Subaccount  MF-2  until the MF-2  Balance  is
                               reduced to zero; and

                           (I) to  Subaccount BF until the BF Balance is reduced
                               to zero;

                  provided, however, that (a) the Group I Principal Funds shall be applied to reduce Balances in the same order and manner that the Group I Principal Distribution Amount (excluding the Group I Extra Principal Distribution Amount) is applied to reduce Group I Certificate Principal Balance of the Class of Certificates having the corresponding class designation and Realized Losses with respect to Group I shall be applied to reduce Balances first as provided with respect to Class MF-1, Class MF-2 and Class BF Applied Realized Loss Amounts and second to Subaccounts AF-6, AF-5, AF-4, AF-3, AF-2 and AF-1 in that order.

         (d) from the Group II Principal Funds:


                           (A) to  Subaccount  AV-1  until the AV-1  Balance  is
                               reduced to zero;

                           (B) to  Subaccount  AV-2  until the AV-2  Balance  is
                               reduced to zero;

                           (C) to  Subaccount  MV-1  until the MV-1  Balance  is
                               reduced to zero;

                           (D) to  Subaccount  MV-2  until the MV-2  Balance  is
                               reduced to zero;

                           (E) to  Subaccount BV until the BV Balance is reduced
                               to zero;

                  provided, however, that (a) the Group II Principal Funds shall be applied to reduce Balances in the same order and manner that the Group II Principal Distribution Amount (excluding the Group II Extra Principal Distribution Amount) is applied to reduce Group II Certificate Principal Balance of the Class of Certificates having the corresponding class designation and Realized Losses with respect to Group II shall be applied to reduce Balances first as provided with respect to Class MV-1, Class MV-2 and Class BV Applied Realized Loss Amounts and second to Subaccount AV-1 and Subaccount AV-2.

         Section 3.02.  Certificate Distributions.

         (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carryforward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest
                           Carry Forward Amount for the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

                  (iv) to the Class BF Certificates, the Class BF Current Interest; and

                  (v)      any remainder pursuant to Section 3.02(e) hereof.

         (b) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated:

                  (i) to the Group II Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group II Class A Certificates, such amount will be distributed pro rata among each Class of the Group II Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group II Class A Certificates to (y) the total amount of Current Interest and any Interest
                           Carry Forward Amount for the Group II Class A Certificates;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

                  (iv) to the Class BV Certificates, the Class BV Current Interest; and

                  (v)      any remainder pursuant to Section 3.02(f) hereof.

         (c) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower denomination shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BF Certificates, the Group I Class BF Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v)       any remainder pursuant to Section 3.02(e) hereof;

provided, however, that, (i) if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; and (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF Principal Distribution Amount shall equal the Group I Principal Distribution Amount; and
(ii)(a) if the Group I Class A Certificate Principal Balance has been reduced to zero before November 2000, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in November 2000 (or until the Class MF-1 Certificate Principal Balance has been reduced to zero); (b) if the Class MF-1 Certificate Principal Balance has been reduced to zero before November 2000, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in November 2000 (or until the Class MF-2 Certificate Principal Amount has been reduced to zero); and (c) if the Class MF-2 Certificate Principal Balance has been reduced to zero before November 2000, the Class BF Certificate Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in November 2000.

         (d) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount, to be distributed as follows: (x) amounts constituting Principal Funds attributable to Subgroup A to the Class AV-1 Certificates and amounts constituting Principal Funds attributable to Subgroup B to the Class AV-2 Certificates and (y) the excess of the Class A Principal Distribution Amount over the amounts specified in clause (x) shall be prorated between the Class AV-1 Certificates and the Class AV-2 Certificates, based on the outstanding Certificate Principal Balances thereof; provided, however, when the Certificate Principal Balance of the Class AV-1 Certificates or the Class AV-2 Certificates has been reduced to zero, the Class A Principal Distribution Amount shall be distributed to the remaining Group II Class A Certificates;

                  (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BV Certificates, the Group II Class BV Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (v)       any remainder pursuant to Section 3.02(f) hereof;

provided, however, that, (i) if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (ii)(a) if the Group II Class A Certificate Principal Balance has been reduced to zero before November 2000, the Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in November 2000 (or until the Class MV-1 Certificate Principal Balance has been reduced to zero); (b) if the Class MV-1 Certificate Principal Balance has been reduced to zero before November 2000, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in November 2000 (or until the Class MV-2 Certificate Principal Amount has been reduced to zero); and (c) if the Class MV-2 Certificate Principal Balance has been reduced to zero before November 2000, the Class BV Certificate Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in November 2000.

         (e) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(v) and (c)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vii) of this Section 3.02(e), Section 3.02(f)(viii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

                  (i)      the Group I Extra Principal Distribution Amount;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

                  (iii) to the Class MF-1 Certificates, the Class MF-1 Unpaid Realized Loss Amount;

                  (iv) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

                  (v) to the Class MF-2 Certificates, the Class MF-2 Unpaid Realized Loss Amount;

                  (vi) to the Class BF Certificates, the Class BF Interest Carry Forward Amount;

                  (vii) to the Class BF Certificates, the Class BF Unpaid Realized Loss Amount;

                  (viii) to the extent required to make the allocations set forth in clauses (i) through (vii) of Section 3.02(f) hereof, pursuant to Section 3.02(f) hereof;

                  (ix) if a Group I Subordinated Trigger Event exists, to the Class BF, Class MF-2 and Class MF-1 Certificates, in that order (such that no such amounts shall be distributed to any such Class unless the Certificate Principal Balance of each such Class having lower priority has been reduced to zero), the excess of (x) the Group I Principal Funds for such Distribution Date over (y) the sum of (A) the Group I Class A Principal Distribution Amount, (B) the Group I Class MF-1 Principal Distribution Amount, (C) the Group I Class MF-2 Principal Distribution Amount and (D) the Group I Class BF Principal Distribution Amount in each case for such Distribution Date; and

                  (x)      the remainder pursuant to Section 3.02(g) hereof.

         (f) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(v) and (d)(v) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vii) of this Section 3.02(f), Section 3.02(e)(viii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

                  (i)      the Group II Extra Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

                  (iii) to the Class MV-1 Certificates, the Class MV-1 Unpaid Realized Loss Amount;

                  (iv) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

                  (v) to the Class MV-2 Certificates, the Class MV-2 Unpaid Realized Loss Amount;

                  (vi) to the Class BV Certificates, the Class BV Interest Carry Forward Amount;

                  (vii) to the Class BV Certificates, the Class BV Unpaid Realized Loss Amount;

                  (viii) to the extent required to make the allocations set forth in clauses (i) through (vii) of Section 3.02(e) hereof, pursuant to Section 3.02(e) hereof;

                  (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates or the Class AV-2 Certificates, pro rata, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover and to the Class AV-2 Certificates, the Class AV-2 Certificates Carryover;

                  (x) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

                  (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

                  (xii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV Certificates, to the Class BV Certificates, the Class BV Certificates Carryover;

                  (xiii) if a Group II Subordinated Trigger Event exists, to the Class BV, Class MV-2 and Class MV-1 Certificates, in that order (such that no such amounts shall be distributed to any such Class unless the Certificate Principal Balance of each such Class having lower priority has been reduced to zero), the excess of (x) the Group II Principal Funds for such Distribution Date over (y) the sum of (A) the Group II Class A Principal Distribution Amount, (B) the Group II Class MV-1 Principal Distribution Amount, (C) the Group II Class MV-2 Principal Distribution Amount and (D) the Group II Class BV Principal Distribution Amount in each case for such Distribution Date; and

                  (xiv)    the remainder pursuant to Section 3.02(g) hereof.



         (g) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(x) and
(f)(xiv) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

                  (i) to the Class C Certificates, the Class C Distribution Amount; and

                  (ii)     to the Class R Certificates, the remainder.

         (h) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate any excess of the Group I Certificate Principal Balance over the Schedule Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:


                  (i) to the Class BF Certificates until the Class BF Certificate Principal Balance is reduced to zero;

                  (ii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

                  (iii) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.




         (i) On each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:


                  (i) to the Class BV Certificates until the Class BV Certificate Principal Balance is reduced to zero;

                  (ii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

                  (iii) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

         Section 3.03. Reports to the Depositor.Certificates so that no such distribution shall be made to any such Class until the Certificate Principal Balances of all prior Classes shall have been reduced to zero;



         On or before the Business Day preceding each Distribution Date, based on information provided by the Servicers, the Master Servicer shall notify the Depositor of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

                  (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

                  (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

                  (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof; and

                  (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred.

         Section 3.04.  Reports by Master Servicer.

         (a) On each Distribution Date, based on information provided by the Servicers, the Master Servicer shall report in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating
Agencies:

                  (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

                           (a)  the   amount  of  the   distributions   on  such
                  Distribution Date;

                           (b) the  amount  of such  distribution  allocable  to
                  interest;

                           (c) the amount of such distributions allocable to
                  principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein and any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF, Class MV-1, Class MV-2 or Class BV Applied Realized Loss Amount with respect to, and any Class MF-1, Class MF-2, Class BF, Class MV-1, Class MV-2 or Class BV Unpaid Realized Loss at, such Distribution Date;

                           (d) the principal  balance after giving effect to any
                  distribution allocable to principal; and

                           (e) any Class AF-1, Class AF-2, Class AF-3, Class
                  AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF Interest Carry Forward Amount, any Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV Interest Carry Forward Amount or any Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV Certificates Carryover ;

                  (ii) the Group I Net Rate and the Group II Net Rate;

                  (iii) the largest Mortgage Loan balance outstanding in each Group;

                  (iv) the Servicing Fees and Master Servicing Fees allocable to each Group;

                  (v) One-Month LIBOR on the most recent Interest Determination Date; and

                  (vi) the Pass-Through Rates for the Class AF-1 Certificates and the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies.



         (b) On each Distribution Date, based on information provided by the Servicers, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters and the Rating Agencies and the Trustee, together with the information described in subsection(a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

                  (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;
                  (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph
         (i) above represent with respect to all Mortgage Loans in each Group;
                  (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;
                  (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;
                  (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period;
                  (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

                                   ARTICLE IV
                                THE CERTIFICATES

         Section 4.01.  The Certificates.

         The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1997-3. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $600,308,000, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                                    Initial Certificate
                     Class           Principal Balance
                     -----           -----------------

                     AF-1              $124,075,000
                     AF-2               $22,000,000
                     AF-3               $10,000,000
                     AF-4               $15,000,000
                     AF-5               $16,414,000
                     AF-6               $20,832,000
                     MF-1               $10,533,000
                     MF-2                $9,363,000
                      BF                 $5,852,000
                     AV-1              $124,125,000
                     AV-2              $178,938,000
                     MV-1               $28,384,000
                     MV-2               $21,974,000
                      BV                $12,818,000
                       C                    (1)
                       R                    (2)
---------------------
(1)The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.
(2)The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

         Section 4.02.  Denominations.

         The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

         Section 4.03.  Interest Fund.

         An Interest Fund shall be established by the Trustee (or the Paying Agent on behalf of the Trustee). The Interest Fund shall initially consist of cash in the amount of $154,374.36 (of which $125,154.99 is allocated to Group I and $29,219.37 is allocated to Group II). The Interest Fund shall be an Eligible Account and, as soon as practicable after the Closing Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall invest any moneys on deposit in the Interest Fund in Permitted Investments at the direction of the Master Servicer. On the Business Day preceding the November 25, 1997, Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw the entire amount from the Interest Fund (excluding any earnings thereon) and deposit such amount into the Asset Proceeds Account. Such entire amount shall be used to make distributions of interest on such Distribution Date and to cover applicable administrative costs (which do not include the Servicing Fees) relating to the Mortgage Loans listed on Schedule III. The Interest Fund shall not be an asset of either of the REMICs. Any earnings on the Interest Fund shall be payable on such date to Meritech.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.01.  Request for Opinions.

         (a) The Depositor hereby requests and authorizes Arter & Hadden, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Master Servicer, and each Rating Agency as may be
(i) required by any and all documents, certificates or agreements executed in connection with the Trust or (ii) requested by the Trustee, the Master Servicer, any Rating Agency or their respective counsels.

         (b) The Trustee and the Master Servicer hereby request and authorize their respective counsel to issue on behalf of the Trustee and the Master Servicer such legal opinions to the Depositor, the Master Servicer, the Trustee, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

         Section 5.02. Form of Certificates; Schedules and Exhibits; Governing Law.

         (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

         (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

         (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

         Section 5.03.  REMIC Administration.

         (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:


                                                                      Type of Interest
     Pooling Interest         Initial Subaccount     Pass-Through      For Purposes of
        Designation                Balance               Rate          REMIC Provisions
          Group I

Subaccount AF-1                $124,075,000               (1)              Regular
Subaccount AF-2                 $22,000,000               (1)              Regular
Subaccount AF-3                 $10,000,000               (1)              Regular
Subaccount AF-4                 $15,000,000               (1)              Regular
Subaccount AF-5                 $16,414,000               (1)              Regular
Subaccount AF-6                 $20,832,000               (1)              Regular
Subaccount MF-1                 $10,533,000               (1)              Regular
Subaccount MF-2                  $9,363,000               (1)              Regular
Subaccount BF                    $5,852,000               (1)              Regular
         Group II
Subaccount AV-1                $124,125,000               (2)              Regular
Subaccount AV-2                $178,938,000               (2)              Regular
Subaccount MV-1                 $28,384,000               (2)              Regular
Subaccount MV-2                 $21,974,000               (2)              Regular
Subaccount BV                   $12,818,000               (2)              Regular
Subaccount R                         (3)                  (3)              Residual

---------------------
(1)      On any Distribution Date, the Group I Net Rate.
(2)      On any Distribution Date, the Group II Net Rate.
(3)      Subaccount R is not issued with a Balance or a Pass-Through Rate.

                  (ii) Subaccount R shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

                  (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

                  (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

         (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, Class AV-1, Class AV-2, Class MV-1, Class MV-2 and Class BV Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. Class R is the residual interest in the Issuing REMIC.

                  (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

                  (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

         (c)      General.

                  (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

                  (ii) The Trustee shall make (or shall causd the Paying Agent to make) elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

         (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is November 25, 2029.

         Section 5.04.  Trustee; Advances.

         Sections 3.04(c) and (d) of the Standard Terms (relating to the Trustee's obligation to make Advances) are deleted in their entirety and references to "or the Trustee" in Section 3.04(e) of the Standard Terms and to "and Trustee" in the heading of Section 3.04 of the Standard Terms are deleted. The Trustee shall not be obligated to make Advances. Notwithstanding anything in the Trust Agreement to the contrary, the Trustee shall not be obligated to pay Month-End Interest under any circumstance, including without limitation, the failure of a Servicer to do so.

         Section 5.05.  Optional Termination.

         (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, Meritech may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus any unpaid Reimbursement Amounts plus the aggregate amount of any unreimbursed Advances and any Advances which Meritech or any other Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee (or the Paying Agent on behalf of the Trustee) all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

         (b) Meritech shall direct the Trustee to adopt and the Trustee shall adopt, as to the REMIC, a plan of complete liquidation as contemplated by
Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to the REMIC, a Qualified Liquidation. In addition, Meritech shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

         (c) Promptly following any purchase described in this Section 5.07, the Trustee will release the Trustee Mortgage Loan File to Meritech or otherwise upon its order.

         Section 5.06.  Master Servicer; Month-End Interest.

         Texas Commerce Bank National Association is hereby appointed (a) as administrative agent of the Trust to perform the duties of the Master Servicer hereunder and (b) as Certificate Registrar and Paying Agent. Notwithstanding anything in the Trust Agreement to the contrary, neither the Trustee nor the Master Servicer shall be obligated to pay Month End Interest under any circumstance, including without limitation, the failure of a Servicer to do so.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Custodian, the Certificate Registrar, the Paying Agent and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of November 1, 1997.


                         SAXON ASSET SECURITIES COMPANY



                          By: /s/Bradley D. Adams
                              -------------------------------
                               Bradley D. Adams, Vice President


                          TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                              as Master Servicer, Custodian, Certificate
                                 Registrar and Paying Agent

                          By: /s/ Bill Marshall
                              ------------------------------
                               Bill Marshall, Vice President


                          CITIBANK, N.A.
                                 not in its individual capacity but solely as Trustee under the Trust Agreement


                          By: /s/ Denise Banaszek
                              ---------------------
                               Denise Banaszek, Vice President

COMMONWEALTH OF VIRGINIA             )
                                             ) ss.:
COUNTY OF HENRICO                    )

        The foregoing instrument was acknowledged before me November 13, 1997, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.

                                             -----------------------------------
                                             Notary Public

My Commission expires:

STATE OF                                         )
                                                 ) ss.:
COUNTY OF    )

             The foregoing instrument was acknowledged before me on November 13, 1997, by Bill Marshall, a Vice President of Texas Commerce Bank National Association, a national banking association, on behalf of the bank.

                                                 -------------------------------
                                                 Notary Public

My Commission expires:

STATE OF NEW YORK                                )
                                                 ) ss.:
COUNTY OF NEW YORK                               )

             The foregoing instrument was acknowledged before me November 13, 1997, by Denise Banaszek, an Vice President of Citibank, N.A., a national banking association, on behalf of the bank.



                                                 -------------------------------
                                                 Notary Public

My Commission expires:

                                   Schedule I
                                 Mortgage Loans


         A.       Group I Mortgage Loans.
         B.       Group II Mortgage Loans.
                  Subgroup A
                  Subgroup B

                                   Schedule II
                                 Sales Agreement

                                  Schedule III
            Mortgage Loans for which first payment to the Trust will
                            be after November 1, 1997